UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  May 22, 2007

ONEBEACON INSURANCE GROUP, LTD.

(Exact name of registrant as specified in its charter)

Bermuda	1-33128	98-0503315
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

601 Carlson Parkway

Minnetonka, Minnesota 55306

(Address of Principal Executive Offices) (Zip Code)

(952) 852-2431

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02(e)	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

2007 Long-Term Incentive Plan

At its Annual General Meeting on May 22, 2007, shareholders of OneBeacon Insurance Group, Ltd. (the “Company”) approved the 2007 Long-Term Incentive Plan (the “Plan”).  The Plan provides for the grant of stock options, stock appreciation rights, restricted stock, performance shares and performance units to any director or key employee of the Company or any of its subsidiaries designated by the Compensation Committee.  A maximum of 15,000,000 Class A Common Shares, par value $.01 per share, are reserved for issuance pursuant to awards granted under the Plan.

This description of the Plan, qualified in its entirety by reference to the Plan which was filed as Appendix A to the Company’s Definitive 2007 Proxy Statement on Schedule 14A (File No. 001-33128) filed with the Securities and Exchange Commission on April 6, 2007, is incorporated herein by reference.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit 10.1

OneBeacon Insurance Group, Ltd. 2007 Long-Term Performance Plan (incorporated by reference to Appendix A to the Company’s Definitive 2007 Proxy Statement on Schedule 14A (File No. 001-33128) filed with the Securities and Exchange Commission on April 6, 2007)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONEBEACON INSURANCE GROUP, LTD.

Date: May 29, 2007
	By:	/s/ Ann Marie Andrews
Ann Marie Andrews
Chief Accounting Officer